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                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant                        [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[X]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14b-12



                             SEALED AIR CORPORATION
                  --------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                        --------------------------------

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a6(i)(1) and 0-11.
        (1)    Title of each class of securities to which transaction applies:

        (2)    Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)    Proposed maximum aggregate value of transaction:

        (5)    Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1)    Amount Previously Paid:

        (2)    Form, Schedule or Registration Statement No.:

        (3)    Filing Party:

        (4)    Date Filed:



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                               [GRAPHIC OMITTED]

                             SEALED AIR CORPORATION
                             ----------------------

                PARK 80 EAST/SADDLE BROOK, NEW JERSEY 07663-5291


                                                June 4, 1999

Dear Fellow Stockholder:

     We have adjourned the 1999 Annual Meeting of Stockholders of Sealed Air Corporation to reconvene on June 18, 1999. The three important proposals listed below remain to be voted on. (Items 3,4, and 5 on your proxy card.)

     Sealed Air Stockholders have voted overwhelmingly FOR each of these proposals, but because a large supermajority vote is required for passage, more votes are still needed. If you have not already voted, failure to vote your shares may prevent the passage of these pro-shareholder proposals:

     i. Voting FOR repeal of the classified board and removal only for cause provisions would allow Stockholders enhanced ability to elect directors of their choice.

     ii. Voting FOR repeal of the prohibition of Stockholder action by written consent would provide more flexibility for taking Stockholder action.

     iii. Voting FOR repeal of the supermajority requirements for Stockholder amendments to the Sealed Air by-laws would eliminate an unnecessary hurdle to exercising Stockholder influence.

     For your reference, an article entitled: "Sealed Air's CEO Takes Holders' View of 'Poison Pills' " appeared in the Heard On The Street column of The Wall Street Journal on April 28, 1999, which largely captures my views on these proposals.

     Please promptly sign, date and mail the enclosed proxy in the return envelope provided or vote by telephone or via the Internet by following the instructions for voting set forth in the Company's previously distributed Proxy Statement and on your proxy card. Should you need an additional copy of the Company's Proxy Statement or 1998 Annual Report, please contact the Shareholder Relations Line at EquiServe on 201-324-1225.

     On behalf of your Board of Directors, we thank you for your continued support.

                                        Sincerely,

                                        [GRAPHIC OMITTED]
                                        T. J. DERMOT DUNPHY
                                        Chairman of the Board and
                                        Chief Executive Officer


                          PLEASE VOTE YOUR PROXY TODAY
                            YOUR VOTE IS IMPORTANT!



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                               [GRAPHIC OMITTED]

                             SEALED AIR CORPORATION
                             ----------------------

                PARK 80 EAST/SADDLE BROOK, NEW JERSEY 07663-5291


                                                   June 4, 1999


                             IMPORTANT INFORMATION
                                      FOR
                    STOCKHOLDERS OF SEALED AIR CORPORATION


     For purposes of convenience and to avoid potential mis-counting of votes, we have not changed the proxy cards or voting instruction forms even though the 1999 Annual Meeting of Stockholders of Sealed Air Corporation has been adjourned.

     Kindly note the following:

   1. The Annual Meeting has been adjourned from May 21, 1999 to reconvene on June 18, 1999 at 10:00 a.m. local time in New Jersey, at the offices of the Company indicated above.

   2. The voting for Items 1 (Election of Class I Directors) and 2 (Ratification of the appointment of KPMG LLP as the independent auditors for the year ending December 31, 1999) on the proxy card and voting instruction form has already been completed.

   3. The voting that remains open is for Items 3, 4 and 5 on your proxy card or voting instruction form.

   4. Voting by telephone or via the Internet must be completed by Thursday, June 17, 1999 local time in New Jersey in order for your vote to be counted.